WASATCH FUNDS, INC.

                       Supplement dated December 16, 2002
                    to the Prospectus dated January 31, 2002

This Supplement updates certain information contained in the Wasatch Funds Prospectus dated January 31, 2002 and supersedes the supplement dated November
1, 2002. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at WWW.WASATCHFUNDS.COM or calling us at 1.800.551.1700.
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In the Prospectus, the following information is to be inserted under the heading
"Wasatch Ultra Growth Fund" on pages 4 and 20:

STATUS: Effective December 31, 2002, the Wasatch Ultra Growth Fund will close to new investors. The Fund will remain open to existing Ultra Growth Fund shareholders.

In the Prospectus, the following information is to be inserted under the heading "Wasatch Core Growth Fund" on pages 10 and 24:

STATUS: The Wasatch Core Growth Fund is closed to new investors. The Fund reopened to existing Core Growth Fund shareholders on July 17, 2002.

In the Prospectus, the following information is to be inserted under the heading "Wasatch Small Cap Value Fund" on pages 12 and 25:

STATUS: Effective December 31, 2002, the Wasatch Small Cap Value Fund will close to new investors. The Fund reopened to existing Small Cap Value Fund shareholders on July 17, 2002.

In the Prospectus, the following information is to be inserted under the heading "Wasatch Micro Cap Fund" on pages 14 and 26:

STATUS: The Wasatch Micro Cap Fund is closed to new investors. The Fund reopened to existing Micro Cap Fund shareholders on July 17, 2002.

In the Prospectus, the following information replaces the section with the heading "Open or Closed Status of Funds as of January 31, 2002" on page 45:

OPEN OR CLOSED STATUS OF FUNDS AS OF DECEMBER 31, 2002

  The Advisor may open or close a Fund to maintain its assets at a level we believe will be optimal for the Fund as we strive to achieve its investment objective. To find out the current open or closed status of a Fund, please visit our web site at WWW.WASATCHFUNDS.COM or call a Shareholder Services
                --------------------
Representative at 1.800.551.1700.

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o The Global Science & Technology and U.S. Treasury Funds are open to all investors.

o Effective December 31, 2002, the Ultra Growth and Small Cap Value Funds will close to new investors but will remain open to shareholders with existing accounts in these Funds. The Small Cap Growth, Core Growth and Micro Cap Funds are also closed to new investors. They are open to shareholders with existing accounts in these Funds. For example, if you are a current shareholder of the Wasatch Micro Cap Fund, you may purchase additional shares of the Micro Cap Fund.

o Shareholders with accounts in Funds that are closed to new investors may add to their accounts through the purchase of additional shares and through the reinvestment of dividends and capital gain distributions on any shares owned. Shareholders may also add to their accounts through the AIP and may increase the AIP amount.

o Shareholders with accounts in Funds that are closed to new investors may open new accounts that have the same Social Security Number or registered shareholder as their existing accounts.

o Custodians named for minors (children under 18) on existing accounts in Funds that are closed to new investors may open new accounts.

o Financial advisors whose clients have existing accounts in Funds that are closed to new investors may purchase shares for those clients but may not open accounts in these Funds for new clients.

o At the discretion of the Advisor, Funds that are closed to new investors may be available through firms that provide administrative services to their customers who are shareholders of these Funds.

o Directors of the Funds and employees and directors of Wasatch Advisors, Inc. and certain others may continue to open new accounts in closed Funds.

o Participants in certain 401(k) plans may open new accounts and purchase shares in closed Funds.

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